National Security Variable Account N
National Security Life and Annuity Company

NScore Series of Variable Annuities

Supplement to the Prospectuses dated May 1, 2009

In “Investment Restrictions for Certain Optional Riders,” Ohio National Fund, Inc. Capital Growth Portfolio is not an investment option included in Category 2.